                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 1, 2002
               (Date of Report: Date of earliest event reported)


                           ALPINE AIR EXPRESS, INC.
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           (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27011               33-0619518
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


                     1177 Alpine Air Way, Provo, Utah 84601
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 373-1508
                                                    --------------

                                NA
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        (Former name or former address, if changed since last report)

                        ITEM 5. OTHER EVENTS


     Alpine Air Express, Inc.'s Chief Executive Officer, Eugene R. Mallette, announced Alpine has entered preliminary negotiations to purchase the six Beechcraft 1900 and seventeen Beechcraft 99 aircraft, which Alpine currently leases. Mr. Mallette announced the intended purchase as a way to reduce Alpine's overall costs given current interest rates versus leasing rates.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Alpine Air Express, Inc.


                                          By:
                                             ----------------------------
Date:    April 1, 2002                       Leslie Hill, Chief Financial
                                             Officer